UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 5, 2004
Date of Report

(Date of Earliest Event Reported)

ACTIONVIEW INTERNATIONAL, INC.
(Exact name of Registrant as Specified in its Charter)

145 Tyee Drive - #388, Point Roberts Washington USA 98281
(Address of Principal Executive Offices)

(604) 878-0200
(Registrant's Telephone Number)

Acquisition Media, Inc.
(formerly Inform Media Group, Inc.)
145 Tyee Drive - #388, Point Roberts
Washington USA 98281
(Former name and former address)

Nevada	033-90355	87-0542172
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

The Registrant has engaged in a distribution of securities as described in the news release attached hereto as Exhibit 21.1

ITEM 6.     RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

21.1	News Release of the Company dated August 3, 2004

ITEM 8.     CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9.     REGULATION FD DISCLOSURE

Not applicable.

ITEM 10.     AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not applicable.

ITEM 11.     TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

Note applicable.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ActionView International Inc. By: /s/ Christopher Stringer Christopher Stringer, President

Dated effective: August 5, 2004